UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2026

Brag House Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42525	87-4032622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Park Street,

Montclair, NJ 07042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (413) 398-2845

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	TBH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on July 18, 2025, the Board of Directors (the “Board”) of Brag House Holdings, Inc. (the “Company”) issued, pursuant to the Company’s 2024 Omnibus Incentive Plan (the “Plan”), 223,556 stock options to Lavell Juan Malloy II (the Company’s CEO and Chairman of the Board) and 223,556 Options to Daniel Leibovich (the Company’s Chief Operating Officer and a member of the Board) (each an “Executive”).

As of the date hereof, each Executive holds 570,778 stock options issued pursuant to the Plan.

On March 18, 2026, the Board approved a corrective action with respect to the outstanding equity compensation arrangements of Mr. Malloy and Mr. Leibovich to reflect the original economic intent of the compensation arrangements set forth in their respective Executive Employment Agreements dated June 15, 2024, and to avoid unnecessary tax burden or contingent cash liabilities to both the Company and the Executives.

The Board approved the following two-step corrective action:

(i)	Cancellation of Stock Options. The mutual cancellation of all outstanding stock option awards held by each Executive, consisting of 570,778 shares subject to options held by Mr. Malloy and 570,778 shares subject to options held by Mr. Leibovich (1,141,556 shares in the aggregate).

(ii)	Issuance of Replacement RSUs. The issuance to each Executive of 570,778 Restricted Stock Units (“RSUs”) under the Plan, fully vested upon grant, covering the same number of shares as the cancelled options (1,141,556 RSUs in the aggregate).

Following the corrective action by the Board, on March 19, 2026, the Company entered into the Restricted Stock Unit Award Agreement with each Executive respectively, (the “RSU Agreements”) to issue 570,778 RSUs in lieu of the number shares underlying the cancelled stock options.

The foregoing description of the RSU Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the form of RSU Agreement under the Plan, copies of which are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Restricted Stock Award by and between Brag House Holdings, Inc. and Lavell Juan Malloy, II
10.2	Restricted Stock Award by and between Brag House Holdings, Inc. and Daniel Leibovich
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2026	BRAG HOUSE HOLDINGS, INC.

	By:	/s/ Lavell Juan Malloy, II
	Name:	Lavell Juan Malloy, II
	Title:	Chief Executive Officer

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